UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2015

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 333-191106

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 8, 2015, Hines Global REIT II, Inc. (“Hines Global II”), through a wholly-owned subsidiary of its operating partnership, entered into a contract with LV Eastern, LLC (the “Seller”) to acquire the Domain Apartments, a multi-family community located in Henderson, Nevada (as amended on August 7, 2015 and August 21, 2015, the “Contract”). On September 10, 2015, Hines Global II filed a Current Report on Form 8-K regarding the termination of the Contract and the refund of the deposit made by Hines Global II pursuant to the Contract. As a result of further negotiations between Hines Global II and the Seller, on December 4, 2015, Hines Global II, through a wholly-owned subsidiary of its operating partnership, entered into a third amendment to and reinstatement of the Contract with the Seller, which reinstated the Contract and amended certain of the terms in the Contract, as described below. The Seller is not affiliated with Hines Global II or its affiliates.

The contract purchase price for the Domain Apartments is $58.2 million, exclusive of transaction costs and working capital reserves. Hines Global II expects to fund the acquisition using proceeds from its public offering, a secured mortgage from a third-party and its credit facility with Hines Interests Limited Partnership. Hines Global II expects the closing of this acquisition to occur during the first quarter of 2016, subject to a number of closing conditions. Hines Global II funded a $1.5 million earnest money deposit on December 7, 2015. There is no guarantee that this acquisition will be consummated nor that third-party financing will be obtained and Hines Global II’s deposit may not be refunded in such event.
The Domain Apartments community was constructed in 2014 and consists of 308 units that are currently 95% leased.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1
Real Estate Purchase Agreement, dated as of July 8, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on July 14, 2015 and incorporated by reference herein)

10.2	First Amendment to Real Estate Purchase Agreement, dated as of August 7, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC
10.3	Second Amendment to Real Estate Purchase Agreement, dated as of August 21, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC
10.4	Third Amendment to and Reinstatement of Real Estate Purchase Agreement, dated as of December 4, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the acquisition and funding sources for the same described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, tenant performance, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with Hines Global II’s ability to obtain third-party financing and to consummate the acquisition and other risks described in Hines Global II’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

December 10, 2015	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
10.1
Real Estate Purchase Agreement, dated as of July 8, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on July 14, 2015 and incorporated by reference herein)

10.2	First Amendment to Real Estate Purchase Agreement, dated as of August 7, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC
10.3	Second Amendment to Real Estate Purchase Agreement, dated as of August 21, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC
10.4	Third Amendment to and Reinstatement of Real Estate Purchase Agreement, dated as of December 4, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC